UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2011

The New York Times Company

(Exact name of registrant as specified in its charter)

New York	1-5837	13-1102020
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

620 Eighth Avenue, New York, New York	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 556-1234

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

The annual meeting of stockholders of The New York Times Company (the “Company”) was held on April 27, 2011. At the annual meeting, the Company’s stockholders voted on four proposals and cast their votes as follows:

Proposal Number 1 — Election of Directors.

The stockholders (with Class A and Class B common stockholders voting separately) elected all of management’s nominees for election as directors. The results of the vote taken were as follows:

Directors	For	Withheld	Broker Non-Vote

(Vote results of Class A common stockholders)

Raul E. Cesan	109,287,111	1,702,202	10,643,112

Ellen R. Marram	96,775,613	14,213,700	10,643,112

Thomas Middelhoff	97,344,681	13,644,632	10,643,112

Doreen A. Toben	109,950,324	1,038,989	10,643,112

(Vote results of Class B common stockholders)

Robert E. Denham	772,226	0	20,908

Lynn G. Dolnick	772,226	0	20,908

Michael Golden	772,226	0	20,908

Carolyn D. Greenspon	772,226	0	20,908

James A. Kohlberg	772,226	0	20,908

Dawn G. Lepore	772,226	0	20,908

David E. Liddle	772,226	0	20,908

Janet L. Robinson	772,226	0	20,908

Arthur Sulzberger, Jr.	772,226	0	20,908

Proposal Number 2 — Advisory resolution on executive compensation (the “say-on-pay” vote)

The Class B common stockholders voted on the advisory resolution on compensation of the Company’s named executive officers. The results of the vote taken were as follows:

For	Against	Abstain	Broker Non-Vote

766,466	5,760	0	20,908

Proposal Number 3 — Advisory resolution on the frequency of future advisory say-on-pay votes on executive compensation

The Class B common stockholders voted on the advisory resolution on the frequency of future advisory say-on-pay votes on compensation of the Company’s named executive officers. The Class B common stockholders voted on whether future say-on-pay votes will occur every one, two or three years. The results of the vote taken were as follows:

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-Vote

772,226	0	0	0	20,908

Consistent with the recommendation of the Company’s Board of Directors with respect to Proposal Number 3, all of the shares of Class B common stock represented at the meeting, in person or by proxy, and entitled to vote on a proposal, voted, on an advisory basis, to hold future say-on-pay votes on compensation of the Company’s named executive officers every year. The Company’s Board of Directors has determined that the Company will hold an annual advisory say-on-pay vote until the next advisory vote on the frequency of stockholder votes on executive compensation.

Proposal 4 — Ratification of the selection of Ernst & Young LLP as auditors

The stockholders (with Class A and Class B common stockholders voting together) ratified the selection, by the Audit Committee of the Board of Directors, of Ernst & Young LLP, an independent registered public accounting firm, as auditors of the Company for the fiscal year ending December 25, 2011. The results of the vote taken were as follows:

For	Against	Abstain	Broker Non-Vote

121,859,204	345,544	221,317	Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NEW YORK TIMES COMPANY

Date: April 28, 2011	By:	/s/ Diane Brayton
Diane Brayton
Secretary and Assistant General Counsel